UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2012

EQUIFAX INC.

(Exact name of registrant as specified in Charter)

Georgia	001-06605	58-0401110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (404) 885-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events. On December 1, 2012, a subsidiary of Equifax Inc. (the “Company”), Equifax Information Services LLC, entered into a definitive asset purchase agreement (the “Purchase Agreement”) with CSC Credit Services, Inc. (“CSC Credit Services”), a subsidiary of Computer Sciences Corporation, to acquire certain credit services business assets and operations of CSC Credit Services. This Current Report on Form 8-K is to file the financial information set forth in Item 9.01 below so that, among other purposes, such financial information is incorporated by reference into the Company’s Registration Statement on Form S-3 (Registration No. 333-168429).

Item 9.01. Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

The audited consolidated financial statements of CSC Credit Services, including its consolidated balance sheet as of March 31, 2012, its consolidated statements of earnings, comprehensive income, parent company equity and cash flows for the fiscal year ended March 31, 2012, the related notes, and the report of independent auditor related thereto, are filed as Exhibit 99.1, and the consent of independent auditor related thereto is filed as Exhibit 23.1, to this Current Report on Form 8-K.

The unaudited condensed financial statements of CSC Credit Services, including its consolidated balance sheet as of September 30, 2012, its consolidated statements of earnings, comprehensive income and cash flows for the six months ended September 30, 2012 and 2011, and the related notes, are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(b)      Pro Forma Financial Information.

Equifax Inc. unaudited pro forma condensed combined financial information, comprised of a pro forma condensed combined balance sheet as of September 30, 2012 and pro forma condensed combined statements of income for the nine months ended September 30, 2012 and the twelve months ended December 31, 2011, and the related notes, are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(d)	Exhibits

23.1	Consent of Independent Auditor.
99.1	CSC Credit Services consolidated financial statements as of and for the fiscal year ended March 31, 2012.
99.2	CSC Credit Services condensed financial statements (unaudited) as of and for the six months ended September 30, 2012 and 2011.
99.3	Equifax Inc. pro forma condensed combined financial information (unaudited) as of September 30, 2012 and for the nine months ended September 30, 2012 and the twelve months ended December 31, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/ Lee Adrean
Name:	Lee Adrean
Title:	Corporate Vice President and
Chief Financial Officer

Date: December 10, 2012

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Exhibit Index

The following exhibit is being filed with this report:

Exhibit No.	Description

23.1	Consent of Independent Auditor.
99.1	CSC Credit Services consolidated financial statements as of and for the fiscal year ended March 31, 2012.
99.2	CSC Credit Services condensed financial statements (unaudited) as of and for the six months ended September 30, 2012 and 2011.
99.3	Equifax Inc. pro forma condensed combined financial information (unaudited) as of September 30, 2012 and for the nine months ended September 30, 2012 and the twelve months ended December 31, 2011.

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